EXHIBIT 99.2

                          ALTERNATE ENERGY CORPORATION
                              FINANCIAL STATEMENTS
                                  June 30, 2002

                          ALTERNATE ENERGY CORPORATION

                                      INDEX

                                  JUNE 30, 2002

                                                                        PAGE

AUDITORS' REPORT                                                          1


FINANCIAL STATEMENTS

         Balance Sheet - Statement I                                      2

         Statement of Loss and Deficit - Statement II                     3


NOTES TO FINANCIAL STATEMENTS                                           4 - 5

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                                AUDITORS' REPORT



TO THE SHAREHOLDERS OF
ALTERNATE ENERGY CORPORATION


We have audited the balance sheet of ALTERNATE ENERGY CORPORATION as at June 30, 2002 and the statement of loss and deficit, for the year then ended. These financial statements are the responsibility of the Corporation's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with Canadian generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

In our opinion, these financial statements present fairly, in all material respects, the financial position of the company, as at June 30, 2002, and the results of its operations for the year then ended, in accordance with Canadian generally accepted accounting principles.





NORTH YORK, ONTARIO
JULY 8, 2002                                               CHARTERED ACCOUNTANTS

                                                                          Page 1
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ALTERNATE ENERGY CORPORATION                                         STATEMENT I
BALANCE SHEET
As at June 30, 2002
--------------------------------------------------------------------------------
                                                                        2002
--------------------------------------------------------------------------------


ASSETS
      CURRENT
         Cash                                                         $     265
         Patents and technology                                          99,871
--------------------------------------------------------------------------------

                                                                      $ 100,136
================================================================================


LIABILITIES
     CURRENT
         Due to related party (note 2)                                $     388
--------------------------------------------------------------------------------


SHAREHOLDER'S DEFICIENCY

      CAPITAL STOCK (note 3)                                             99,871

      (DEFICIT) - Statement II                                             (123)
--------------------------------------------------------------------------------

                                                                         99,748
--------------------------------------------------------------------------------

                                                                      $ 100,136
================================================================================



ON BEHALF OF THE BOARD:

_____________________________    DIRECTOR

_____________________________    DIRECTOR


{SEE ACCOMPANYING NOTES.}                                                 Page 2

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ALTERNATE ENERGY CORPORATION                                        STATEMENT II
STATEMENT OF LOSS AND DEFICIT
For the Year Ended June 30, 2002
--------------------------------------------------------------------------------

                                                                         2002
--------------------------------------------------------------------------------



REVENUE                                                               $      --



EXPENSES
      Bank charges                                                          123
--------------------------------------------------------------------------------


NET (LOSS) AND (DEFICIT), for the year                                $    (123)
================================================================================


{SEE ACCOMPANYING NOTES.}                                                 Page 3

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ALTERNATE ENERGY CORPORATION
NOTES TO THE FINANCIAL STATEMENTS
June 30, 2002
--------------------------------------------------------------------------------



1.      NATURE OF BUSINESS
        ------------------

        The company was incorporated on March 22, 2000 in Wilmington, Delaware U.S.A. and commenced active business operations on October 26, 2001.


        FOREIGN CURRENCY TRANSLATION

        Assets and liabilities denominated in foreign currency are translated into Canadian currency at exchange rates prevailing at the balance sheet date. Expenses are translated at the average rates prevailing during the year.


        PATENTS AND TECHNOLOGY

        Patents and technology are stated at cost. The company is currently not amortizing these assets.


        ACCOUNTING ESTIMATES

        The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from these estimates.



2.      DUE TO RELATED PARTY
        --------------------

        The amounts due to Environmental Products Group Inc. are non-interest bearing, with no fixed terms of repayment and are due upon demand.

                                                                          Page 4
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ALTERNATE ENERGY CORPORATION
NOTES TO THE FINANCIAL STATEMENTS
June 30, 2002
--------------------------------------------------------------------------------



3.      CAPITAL STOCK
        -------------

       AUTHORIZED
             150,000,000 Common shares with a
                               par value of $0.001
                                                                        2002
                                                                        ----
        ISSUED
               99,870,715 Common shares                                $99,871
                                                                       ========



4.      RELATED PARTY TRANSACTION
        -------------------------

        During the year, the company purchased patents and technology from Environmental Products Group Inc. at a cost of $99,871 through issuance of common shares. The value of the patents have not been evaluated to determine if an impairment in value exists.



5.      STATEMENT OF CASH FLOWS
        -----------------------

        A statement of cash flows has not been presented as it would not provide any additional meaningful information.


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